                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                      ---------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996

                             CUSIP#'S 393505-MV1, MW9, MX7, MY5, MZ2, NA6, NB4
                             TRUST ACCOUNT #80-4141300
                             REMITTANCE DATE: 7/15/96



                                                        Total $       Per $1,000
Class A Certificates                                    Amount         Original
- --------------------                                    ------       -----------
(1a) Amount available (including Monthly
     Servicing Fee)                              $4,432,024.00

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior
     Remittance Date                              4,432,024.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.05%)              6.05%
         b. Class A-1 Interest                      139,150.00        3.02500000
         c. Class A-2 Remittance Rate(6.65%)              6.65%
         d. Class A-2 Interest                      186,200.00        3.32500000
         e. Class A-3 Remittance Rate(6.85%)              6.85%
         f. Class A-3 Interest                      150,700.00        3.42500000
         g. Class A-4 Remittance Rate(7.15%)              7.15%
         h. Class A-4 Interest                      286,000.00        3.57500000
         i. Class A-5 Remittance Rate(7.45%)              7.45%
         j. Class A-5 Interest                      160,175.00        3.72500000
         k. Class A-6 Remittance Rate (7.75%)             7.75%
         l. Class A-6 Interest                      259,625.00        3.87500000
         m. Class A-7 Remittance Rate (8.25%),
            unless Weighted Average Contract
            rate is below (8.25%)                         8.25%
         n. Class A-7 Interest                      418,105.87        4.12499995

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00               .00



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 2

                                    CUSIP#'S 393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                    TRUST ACCOUNT #80-4141300
                                    REMITTANCE DATE: 7/15/96

                                                        Total $       Per $1,000
                                                         Amount        Original
                                                        -------       ----------
(4)Remaining:
        a. Unpaid Class A Interest
           Shortfall                                          .00            .00

B.  Principal
    (5) Formula Principal Distribution
          Amount                                     2,505,019.10            N/A
          a. Scheduled Principal                       122,351.18            N/A
          b. Principal Prepayments                   1,381,837.95            N/A
          c. Liquidated Contracts                             .00            N/A
          d. Repurchases                                      .00            N/A
          e. Current Month Advanced Principal        1,000,829.97            N/A
          f. Prior Month Advanced Principal                   .00            N/A

     (6)  Pool Scheduled Principal Balance         516,080,469.87

    (6b)  Adjusted Pool Principal Balance          515,079,639.90   995.16017514
    (6c)  Pool Factor                                  0.99516018

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance date            .00

     (8)  Class A Percentage for such Remittance
          Date                                              92.50%

     (9)  Class A Percentage for the following
          Remittance Date                                   92.46%

    (10)  Class A Principal Distribution:
          a. Class A-1                               2,505,019.10    54,45693696
          b. Class A-2                                        .00            .00
          c. Class A-3                                        .00            .00
          d. Class A-4                                        .00            .00
          e. Class A-5                                        .00            .00
          f. Class A-6                                        .00            .00
          g. Class A-7                                        .00            .00



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 3

                                            CUSIP#'S 393505-
                                            MV1, MW9, MX7, MY5MZ2, NA6, NB4
                                            TRUST ACCOUNT #80-4141300
                                            REMITTANCE DATE: 7/15/96



                                                        Total $       Per $1,000
                                                         Amount         Original
                                                        -------       ----------


 (11)  Class A-1 Principal Balance                43,494,980.90     945.54306304
(11a)  Class A-1 Pool Factor                          .94554306

 (12)  Class A-2 Principal Balance                56,000,000.00     1000.0000000
(12a)  Class A-2 Pool Factor                         1.00000000

 (13)  Class A-3 Principal Balance                44,000,000.00     1000.0000000
(13a)  Class A-3 Pool Factor                         1.00000000

 (14)  Class A-4 Principal Balance                80,000,000.00     1000.0000000
(14a)  Class A-4 Pool Factor                         1.00000000

 (15)  Class A-5 Principal Balance                43,000,000.00     1000.0000000
(15a)  Class A-5 Pool Factor                         1.00000000

 (16)  Class A-6 Principal Balance                67,000,000.00     1000.0000000
(16a)  Class A-6 Pool Factor                         1.00000000

 (17)  Class A-7 Principal Balance               101,359,000.00     1000.0000000
(17a)  Class A-7 Pool Factor                         1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                 .00


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                                MONTHLY REPORT
                                  June, 1996
                                    Page 4

                                       CUSIP#'S 393505-
                                       MV1, MW9, MX7, MY5MZ2, NA6, NB4
                                       TRUST ACCOUNT #80-4141300
                                       REMITTANCE DATE: 7/15/96


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date


 (19)  31-59 days                        302,968.84             6

 (20)  60 days or more                          .00             0

 (21)  Current Month Repossessions              .00             0

 (22)  Repossession Inventory                   .00             0


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date       .00%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                  .00%

(24) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date      .06%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                  .02%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 5

                                       CUSIP#'S 393505-
                                       MV1,MW9,MX7,MY5MZ2,NA6,NB4
                                       TRUST ACCOUNT #80-4141300
                                       REMITTANCE DATE: 7/15/96

(25) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 2000 to
         April 28, 2001, 6.5% from May 1, 2001 to April 28,
         2002, 8.5% from May 1, 2002 to April 28, 2003 and
         and 9.5% thereafter)                                           0%

(26) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date            0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                          0%

(27) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                           15.50%

(28) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                             7.50%




                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996          CUSIP NO. 393505NC2
                                    Page 6            TRUST ACCOUNT #80-4141300
                                                      REMITTANCE DATE: 7/15/96

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                 -------------    -------------

CLASS M1 CERTIFICATES
- ---------------------
(29)     Amount available (including Monthly
         Servicing Fee)                             327,049.03

A.       Interest
(30)     Aggregate interest
         a.   Class M-1 Remittance Rate (8.05%,
              unless Weighted Average Contract
              Rate is below 8.05%)                       8.05%
         b.   Class M-1 Interest                    166,655.12       4.02499988

(31)     Amount applied to Class M-1 Interest
          Deficiency Amount                                .00                0

(32)     Remaining unpaid Class M-1 Interest
          Deficiency Amount                                .00                0

(33)     Amount Applied to:
         a.   Unpaid Class M-1 Interest
              Shortfall                                    .00                0

(34)     Remaining:
         a.   Unpaid Class M-1 Interest
              Shortfall                                    .00                0

B.       Principal
(35)     Formula Principal Distribution Amount             .00              N/A
         a.   Scheduled Principal                          .00              N/A
         b.   Principal Prepayments                        .00              N/A
         c.   Liquidated Contracts                         .00              N/A
         d.   Repurchases                                  .00              N/A

(36)     Class M-1 Principal Balance             41,405,000.00    1000.00000000
(36a)    Class M-1 Pool Factor                      1.00000000

(37)     Class M-1 Percentage for such
         Remittance Date                                  .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 7                                                   CUSIP NO. 393505NC2
                                                                                             TRUST ACCOUNT #80-4141300
                                                                                             REMITTANCE DATE: 7/15/96
                                                                                             Total $                   Per $1,000
                                                                                             Amount                     Original
                                                                                             -------                   -----------
    (38)  Class M-1 Principal Distribution:
             a.  Class M-1 (current)                                                             .00                    0.00000000
             b.  Unpaid Class M-1 Principal Shortfall
                 (if any) following prior Remittance
                 Date                                                                            .00

    (39)  Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                             .00

    (40)  Class M-1 Percentage for the following
          Remittance Date                                                                        .00%

    Class B1 Certificates
    ---------------------
    (1)  Amount Available less the Class A
         Distribution Amount and Class M-1
         Distribution amount (including
         Monthly Servicing Fee)                                                           160,393.91

    (2)  Class B-1 Remittance Rate (8.10% unless
         Weighted Average Contract Rate is
         below  8.10%)                                                                          8.10%

    (3)  Aggregate Class B1 Interest                                                       83,855.25                    4.05000000

    (4)  Amount applied to Unpaid Class
         B1 Interest Shortfall                                                                   .00                           .00

    (5)  Remaining unpaid Class B1
         Interest Shortfall                                                                      .00                           .00

    (6)  Amount applied to Class B1 Interest
         Deficiency Amount                                                                       .00

    (7)  Remaining Unpaid Class B-1 Interest
         Deficiency Amount                                                                       .00

    (8)  Unpaid Class B1 Principal Shortfall
         (if any) following prior Remittance Date                                                .00

    (8a) Class B Percentage for such Remittance Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996                                         CUSIP NO. 393505ND0,NE8
                                    Page 8                                           TRUST ACCOUNT #80-4141300
                                                                                     REMITTANCE DATE: 7/15/96
                                                                                     Total $                            Per $1,000
                                                                                     Amount                              Original
                                                                                     -------                            ----------
    (9)  Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)                                         .00

  (10a)  Class B1 Principal Shortfall                                                   .00

  (10b)  Unpaid Class B1 Principal Shortfall                                            .00

   (11)  Class B Principal Balance                                            38,820,659.00

   (12)  Class B1 Principal Balance                                           20,705,000.00

  Class B2 Certificates
  ---------------------
   (13)  Remaining Amount Available                                               76,538.66

   (14)  Class B-2 Remittance Rate (8.45%
         unless Weighted Average Contract
         Rate is less than 8.45%)                                                      8.45%

   (15)  Aggregate Class B2 Interest                                              76,538.66                             4.22500004

   (16)  Amount applied to Unpaid Class
         B2 Interest Shortfall                                                          .00                                    .00

   (17)  Remaining Unpaid Class B2 Interest Shortfall                                   .00                                    .00

   (18)  Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                       .00

   (19)  Class B2 Principal Liquidation Loss Amount                                     .00

   (20)  Class B2 Principal (zero until Class
         B1 paid down; thereafter, Class B
         Percentage of Formula Principal
         Distribution Amount)                                                           .00

   (21)  Guarantee Payment                                                              .00

   (22)  Class B2 Principal Balance                                           18,115,659.00


                 GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
          PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS M1 CERTIFICATES
                    MONTHLY REPORT
                      June, 1996                     CUSIP NO. 393505-ND0, NE8
                         Page 9                      TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 7/15/96

                                                         Total $    Per $1,000
                                                         Amount      Original
                                                         -------    ----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                     .00

(24)  Class C Residual Payment                             .00

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

(27)  Repossessed Contracts                                .00

(28)  Repossessed Contracts Remaining
      in Inventory                                         .00

(29)  Weighted Average Contract Rate                  10.17664

